Rule 497(b)
                                                  Registration No. 33-10983

10,000 UNITS

DATED:  SEPTEMBER 19, 1996

EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES                                                         131

No person is authorized to give any information or     Parts A, B and C of this Prospectus do not contain all of
to make any representations not contained in Parts     the information set forth in the registration statement and
A, B and C of this Prospectus; and any information     exhibits relating thereto, filed with the Securities and
not contained herein must not be relied upon as        Exchange Commission, Washington, D.C. under the
having been authorized by the Trust, the Trustee,      Securities Act of 1933, and the Investment Company Act of
the Evaluator, or the Sponsors.  The Trust is          1940, and to which reference is made.
registered as a unit investment trust under the
Investment Company Act of 1940.  Such                  This Prospectus does not constitute an offer to sell, or a
registration does not imply that the Trust or any of   solicitation of an offer to buy, securities in any state to
its Units have been guaranteed, sponsored,             person to whom it is not lawful to make such an offer in
recommended or approved by the United States or        such state.
any state or any agency or officer thereof.

                                                       PROSPECTUS  PART A.
Table of Contents                                      This Prospectus consists of three parts.  This Part A may not
                    Part A                             be distributed unless accompanied by Parts B and C.  Please
Summary of Essential Information              A-2      read and retain each of the parts of this Prospectus for future
Report of Independent Auditors                A-7      reference.
Statement of Condition                        A-8
Portfolio                                     A-9      The Empire State Municipal Exempt Trust, Guaranteed Series
Underwriting Account                          A-11     132 (the "Trust"), is one of a series of similar but separate unit
                    Part B                             investment trusts formed for the purpose of obtaining tax-
The Trust                                     B-1      exempt interest income through an investment in a fixed
Public Offering                               B-7      insured portfolio consisting primarily of various long-term
Estimated Current Return and                           municipal bonds with average maturities of over 10 years.  The
  Estimated Long-Term Return                           Sponsors of the Trust are Glickenhaus & Co. and Lebenthal &
  to Unit Holders                             B-11     Co., Inc.  Units of the Trust will be offered to residents of
Insurance on Bonds                            B-11     New York, Connecticut, Pennsylvania and Florida.  On the
Tax Status                                    B-14     Date of Deposit, all of the Units and the Bonds while in the
Rights of Unit Holders                        B-18     Trust will be rated AAA by Standard & Poor's Ratings
Automatic Accumulation Account                B-24     Services, A Division of The McGraw-Hill Companies
Sponsors                                      B-25     ("Standard & Poor's") and Moody's Investors Service, Inc.
Trustee                                       B-27     ("Moody's") will assign a rating of "Aaa" to all of the Bonds
Evaluator                                     B-27     in the Trust, as insured.  The value of the Units of the Trust
Amendment and Termination of                           will fluctuate with the value of the underlying Bonds.
  the Trust Agreement                         B-28     Minimum purchase: 1 Unit.
Legal Opinions                                B-28
Auditors                                      B-28
Description of Bond Ratings                   B-28
                    Part C
Special Factors Affecting New York            C-1
Puerto Rico Bonds                             C-7


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

C/M:  10726.0079 430332.1

                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                           AT NOVEMBER 25, 1996 (1):

                          SPONSORS: GLICKENHAUS & CO.
                             LEBENTHAL & CO., INC.

AGENT FOR SPONSORS:  GLICKENHAUS & CO.TRUSTEE:  THE BANK OF NEW YORK
EVALUATOR:  MULLER DATA CORPORATION

                      DATE OF DEPOSIT: NOVEMBER 26, 1996

Aggregate Principal Amount of Bonds in Trust:                                                       $ 10,000,000.00(2)
Number of Units:                                                                                             10,000
Fractional Undivided Interest in Trust Per Unit:                                                           1/10,000
Total Value of Securities in Portfolio (Based on Offering Side Valuations of Securities):           $  9,501,010.00
Sponsors' Initial Repurchase Price Per Unit (Total Value of Securities divided by 10,000 Units):    $        950.10(3)
  Plus Sales Charge of 4.9% (on sales of fewer than 250 Units) of Public Offering Price (4):                  48.95
                                                                                                    ---------------
Public Offering Price Per Unit:                                                                     $        999.05(5)
                                                                                                    ===============
Redemption Price Per Unit:                                                                          $        945.07(6)
Excess of Public Offering Price Over Redemption Price Per Unit: $                              53.98
Excess of Public Offering Price Over Sponsors' Initial Repurchase Price Per Unit:                   $         48.95
Weighted Average Maturity of Bonds in the Trust:  26.06 years
Evaluation Time:                       12:00 P.M. New York Time on the initial Date of Deposit and 2:00 P.M. New York Time thereafter.
Annual Insurance Premium (7):          $7,912
Evaluator's Fee:                       $.55 per Bond for each valuation.
Trustee's Annual Fee:                  For each $1,000 principal amount of Bonds in the Trust, $1.36 under the monthly and $.96 under the semi-annual distribution plan.
Sponsors' Annual Fee:                  Maximum of $0.25 per $1,000 principal amount of underlying Securities. See "The
                                         Trust--Expenses and Charges."
Sponsors' Profit (Loss) on Deposit:                          $72,773.10
Mandatory Termination Date:                                  December 31, 2045
First Settlement Date:                                       December 2, 1996
Minimum Principal Distribution:                              $1.00 per Unit
Minimum Value of the Trust under which Trust
  Agreement May be Terminated:                               $2,000,000 or 20% of the principal amount of the Bonds deposited in
                                                             Trust, whichever is lower.

                                                                                      Monthly              Semi-Annual
      Estimated Annual Interest Income (includes cash income accrued only):             $53.31               $53.31
P        Less Annual Premium on Portfolio Insurance:                                       .79                  .79
E        Less Organizational Expenses (8):                                                 .45                  .45
R        Less Estimated Annual Expenses (9):                                              2.08                 1.58
                                                                                       -------              -------
      Estimated Net Annual Interest Income:                                             $49.99               $50.49
                                                                                        ======               ======
U     Estimated Interest Distribution (10):                                            $  4.16               $25.24
N     Estimated Current Return Based on Public Offering Price (includes cash
I       income accrual only) (11):                                                        5.00%                 5.05%
T     Estimated Long-Term Return (12):                                                    5.07%                 5.12%
      Estimated Daily Rate of Net Interest Accrual:                                     $.13886                $.14024

      Record Dates:                                                          15th Day of Month             15th Day of
                                                                                                      May and November
      Payment Dates:                                                         1st Day of Month                 1st Day of
                                                                                                      June and December

                                               (continued on following page)

                                      A-2
C/M:  10726.0079 430332.1

Notes to Summary of Essential Information
(1) The business day prior to the date of this Prospectus. The date of this Prospectus is the date on which the Trust Agreement was signed and the deposit with the Trustee was made. (2) If a Replacement Bond is not acquired when a contract for the purchase of Bonds fails, the aggregate principal amount of the Bonds may be reduced.
See "The Trust--General Considerations" in Part B.
(3) Based, during the initial offering period, solely upon the offering prices of the Securities and thereafter on the bid prices of such Securities. See
"The Trust--Market for Units" in this Part A. (4) After the initial offering period, Units may be available for purchase from the Sponsors at a price based upon the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth in "Public Offering--Offering Price" in Part B of this Prospectus, which is based upon the maturities of each Bond in the Trust. (5) No accrued interest will be added to the Public Offering Price in connection with purchases of Units contracted for on November 26, 1996. With respect to purchases contracted for after such date, accrued interest from December 2, 1996 to, but not including, the date of settlement (normally three business days after order) will be added to the Public Offering Price. (6) Based solely upon the bid prices of the Securities. Upon tender for redemption, the price to be paid will include accrued interest as described in "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit" in Part B. (7) Based upon the aggregate principal amount of the Bonds in the Trust. If the Trustee had exercised its right to obtain Permanent Insurance on all of the Bonds in the Trust as of the Date of Deposit, the total cost of the Permanent Insurance premiums for such insurance would have been $91,044. (8) Although historically the sponsors of unit investment trusts ("UITs") have paid all the costs of establishing such UITs, this Trust (and therefore the Unit holders) will bear all or a portion of its organizational costs. Such organizational costs include: the cost of preparing and printing the registration statement, the trust indenture and other closing documents; registering Units with the Securities and Exchange Commission and the states; and the initial audit of the Trust. Total organizational expenses will be amortized over a five year period. See "Rights of Unit Holders--Expenses and Charges--Initial Expenses" in Part B. (9) Excluding insurance costs. (10) The first monthly interest distribution of $1.80 per Unit will be made on January 1, 1997 (the "First Distribution Date") to all monthly certificateholders of record on December
15, 1996 (the "First Record Date"). The regular monthly payment will be $4.16 on February 1, 1997 and thereafter. The first semi-annual interest distribution of $22.86 per Unit will be made on June 1, 1997 to all semi-annual certificateholders of record on May 15, 1997. The regular semi-annual payment will be $25.24 on December 1, 1997 and thereafter. In order to reduce the amount of accrued interest investors have to pay in addition to the Public Offering Price, the Trustee has agreed to advance to the Trust the amount of accrued interest due on Securities through and including December 2, 1996. This accrued interest will be paid to the Sponsors as the holders of record of all Units on such date. Consequently, when the Sponsors sell Units, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from December 2, 1996 to but not including the date of settlement of the investor's purchase (normally three business days after the purchase contract), less any distributions from the Interest Account. Since a person who contracts to purchase Units on November 26, 1996 will settle his purchase on December 2, 1996, no accrued interest will be added to the Public Offering Price of Units settled on that date. The Trustee will recover its advancements (without interest or other cost to the Trust) from interest received on the Securities deposited in the Trust. See "Rights of Unit Holders--Redemption--Computation at Redemption Price per Unit" in Part B. (11) Calculated after payment of insurance premiums payable by the Trust. The Estimated Current Return on such date on an identical portfolio without such insurance would have been 5.08% based on the semi-annual payment plan and 5.13% based on the monthly payment plan. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B. (12) Calculated after payment of insurance premiums payable by the Trust. The Estimated Long-Term Return on such date on an identical portfolio without such insurance would have been 5.15% based on the semi-annual payment plan and 5.20% based on the monthly payment plan. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B.

                                       A-3
C/M:  10726.0079 430332.1

The Trust. Certain of the Bonds in the Trust may be purchased at prices which result in the portfolio as a whole being purchased at a discount due to original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for gain (all or a portion of which may be taxable as ordinary income). Any income other than any earned original issue discount will be taxable and will not be realized until maturity, redemption or sale of the underlying Bonds or Units of the Trust. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from Federal income tax and New York State and City personal income tax were (or with respect to "when-issued" Bonds will be) rendered by bond counsel to the issuing governmental authority. The continued tax-exempt status will depend upon the issuer's ability to comply with the provisions of the Internal Revenue Code of 1986, as amended. See "Tax Status" in Part B. On the Date of Deposit, the Sponsors, acting for the Underwriting Account (see "Underwriting Account" in this Part A), deposited with the Trustee delivery statements relating to contracts for the purchase of $10,000,000 aggregate principal amount for the interest-bearing obligations, including funds (represented by cash, cash equivalents and/or an irrevocable letter of credit issued by a major financial institution) for the purchase of certain such obligations (the "Bonds" or the "Securities"). The Trustee thereafter delivered to the Sponsors a registered certificate of 10,000 Units, representing the entire ownership of the Trust, which Units are being offered hereby.

The Portfolio. The portfolio of the Trust contains contracts to purchase 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions, including Puerto Rico, and their public authorities. See "Special Factors Affecting New York" and "Puerto Rico Bonds" in Part C for a discussion of risk factors. Except as described below, all such contracts are expected to be settled by December 2, 1996. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. None of the aggregate principal amount of the Bonds in the portfolio are general obligations of the governmental entity issuing them which are backed by the taxing power thereof. 41.80% of the aggregate principal amount of the Bonds in the portfolio are payable from appropriations. 58.20% of the aggregate principal amount of the Bonds in the portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes. Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and purpose of issue are as follows: Appropriations, 2 (41.80%); Health Care, 2 (32.70%); Special Tax, 1 (4.50%); and Water & Sewer, 1 (21.00%). The Trust is deemed to be concentrated in the Appropriation and Health Care categories.* Prior to their deposit in the Trust, five of the issues (78.20%) were rated AAA by Standard and Poor's and one of the issues (21.80%) was rated Baa1 by Moody's. Bonds rated Baa have adequate capacity to pay interest and repay principal, however, such Bonds may have certain speculative characteristics as well. Furthermore, Bonds rated Baa are more sensitive to adverse economic changes or individual corporate developments. See "Description of Bond Ratings" in Part B. For a more detailed discussion, it is recommended that Unit holders consult the official statements for each security in the portfolio of the Trust. None of the Bonds initially deposited in the Trust have been purchased on a "when issued" basis and none of the Bonds initially deposited in the Trust has been purchased on a delayed settlement basis. Normally, delivery of "when issued" Bonds and delayed settlement Bonds is expected to take place within 30 days after the First Settlement Date. Accordingly, delivery may be delayed or may not occur. Interest on such Bonds begins accruing to the benefit of Unit holders on the date of delivery. Holders of Units will be "at risk" with respect to such Bonds (i.e., may derive either gain or loss from fluctuations in the offering side valuation of such Bonds) from the date they commit for Units. Moreover, the insurance on the Bonds in the portfolio obtained by the Trust does not cover such Bonds until they are delivered to the Trust. See "The Trust--General Considerations" in Part B. 100% of the aggregate principal amount of the Bonds in the Trust are original issue

--------

* A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the portfolio. See "The Trust--General Considerations" in Part B of this Prospectus.

C/M:  10726.0079 430332.1
discount bonds. Of these original issue discount bonds, 95.5% have mandatory sinking fund installment provisions at redemption prices equal to the compound accreted value on the date of redemption. Of these original issue discount bonds, 4.50% are zero coupon bonds that do not have mandatory sinking fund installment provisions. Zero coupon bonds do not provide for the payment of any current interest and provide for payment and maturity at par value unless sooner sold or redeemed. The market for zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. (See "Original Issue Discount and Zero Coupon Bonds" in Part B). On the Date of Deposit, the offering side valuation of portfolio number 1 for the Trust was at a premium and these bonds are subject to retirement or refunding within ten years of the Date of Deposit. On the Date of Deposit, based on the offering side valuation, none of the aggregate principal amount of the Bonds were at par, 79.00% of the aggregate principal amount of the Bonds were at a discount from par and 21.00% of the aggregate principal amount of the Bonds were at a premium.

An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or New York State income tax rate. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the values of fixed-rate bonds generally. Additionally, changes in the tax treatment of bonds may have an adverse impact on the value of the Units. The Sponsors cannot predict future economic policies or their consequences, nor can they predict the course or extent of such fluctuations in the future. Some of the Bonds in the Trust may also have been previously insured by insurance obtained by the issuers of such Bonds or by persons other than the Trust ("Pre-insured Bonds"). Five of the issues (68.20%) initially deposited in the Trust were Pre-insured Bonds. All of the Bonds in the Trust are covered by policies of insurance obtained from the MBIA Insurance Corporation (the "Insurer") guaranteeing payment of principal and interest when due. As a result of such issuance, the Bonds in the Trust have received a rating of "Aaa" by Moody's and both the Bonds in the Trust and the Units of the Trust have received a rating of "AAA" by Standard & Poor's. For the meanings of these ratings see "Description of Bond Ratings" in Part B.

Risk Factors. Insurance does not protect against the risk of market fluctuations on the underlying bonds in the Trust's portfolio and of the units of the Trust. No assurance can be given that the Trust's objectives will be achieved as these objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations or of the insurer to meet its obligations under the insurance. In addition, an investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or New York State income tax rate. Additionally, changes in the tax treatment of bonds may have an adverse impact on the value of the Units.

There can be no assurance that the economic and political conditions on which the ratings of the Bonds in any Trust are based will continue or that particular Bond issues may not be adversely affected by changes in economic, political or other conditions that do not affect the ratings by either Standard & Poor's or Moody's. In the event a Bond's rating is downgraded to below investment grade (i.e., "high yield" or "junk bond" status), such a Bond, as compared to an investment grade bond, is subject to greater risk of downward price volatility in periods of economic uncertainty. If a Bond in the Trust is downgraded to high yield bond status, a decrease in the net asset value of the Trust may result. If such a decrease in net asset value occurs and Units of the Trust are tendered for redemption, the Trust may be forced to liquidate some of the Bonds at a loss. If such redemptions are substantial enough, this could trigger a complete and unexpected liquidation of the Trust before maturity, resulting in unanticipated losses for investors. There is also risk involved with the purchase of bonds on a "when issued" or delayed settlement basis. See "The Trust--General Considerations" in Part B. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Such matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The economy of the State continues to be influenced by the financial health
                                      A-5
C/M:  10726.0079 430332.1
of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. For further information concerning New York risk factors see "Special Factors Affecting New York" in Part C.

Distributions. Distributions of interest received by the Trust, pro rated on an annual basis, will be made semi-annually unless the Unit holder elects to receive them monthly. The first monthly distribution will be $1.80 for Units of the Trust and will be made on January 1, 1997, to monthly Unit holders of record on December 15, 1996, and $4.16 thereafter. The first semi-annual distribution will be $22.86 for Units of the Trust and will be made on June 1, 1997, to semi-annual Unit holders of record on May 15, 1997, and $25.24 thereafter. See "Rights of Unit Holders--Distribution of Interest and Principal" in Part B of this Prospectus.

Each Unit of the Trust at the Date of Deposit represents 1/10,000 fractional undivided interest in the $10,000,000 face amount of underlying Bonds and net income of the Trust in the ratio of 1 Unit for each $1,000 principal amount of underlying Bonds (including contracts and funds for the purchase thereof) in the Trust.

Public Offering Price. The Public Offering Price of the Units of the Trust during the initial offering period is equal to the aggregate offering price of the Securities in the respective Trust's portfolio divided by the number of Units outstanding, plus a sales charge equal to 4.9% of the Public Offering Price of the Trust on sales of fewer than 250 Units. In addition, for Units ordered after the date hereof, accrued interest will be payable from the First Settlement Date for Units of the Trust (three business days from the date hereof) to the expected date of settlement (three business days after order). For additional information regarding the Public Offering Price, the descriptions of interest and principal distributions, repurchase and redemption of Units and other essential information regarding the Trust, see the "Summary of Essential Information" in this Part A. During the initial public offering period, sales of at least 250 Units will be entitled to a volume discount from the Public Offering Price. See "Public Offering--Offering Price" in Part B. If the Units of the Trust had been available for sale on November 25, 1996, the Public Offering Price per Unit would have been $999.05.

Taxes. In counsel's opinion, under existing law, interest income to the Trust, and, with certain exceptions, to Unit Holders is exempt from all regular federal, New York State and New York City income taxes, but may be subject to state and local taxes in other jurisdictions. Capital gains, if any, are subject to tax. Interest on the Bonds will not be subject to the federal alternative minimum tax. See "The Trust--Tax Status" in Part B of this Prospectus. Investors should consult their personal tax advisor to determine the federal, state and local income tax consequences of purchasing, owning and selling Units.

The Insurer. The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is a limited liability corporation rather than a several liability association. The Insurer is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain.

As of June 30, 1996, the Insurer had admitted assets of $4.2 billion (unaudited), total liabilities of $2.8 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1995, the Insurer had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory
authorities.                                       A-6
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Copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504. No representation is made herein as to the accuracy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

Sponsors. The total partners' capital of Glickenhaus at October 31, 1996 was $157,628,810 (unaudited) and at September 30, 1995 was $146,106,000 (audited);
and the total stockholders' equity of Lebenthal at September 30, 1996 was $5,242,035 (unaudited) and at March 31, 1996 was $4,518,542 (audited).

The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.


                        REPORT OF INDEPENDENT AUDITORS

The Sponsors, Trustee, and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 132

We have audited the Statement of Condition of Empire State Municipal Exempt Trust, Guaranteed Series 132, including the Portfolio as of November 26, 1996. This financial statement is the responsibility of the Sponsors. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. An irrevocable letter of credit deposited on November 26, 1996 in the amount required to purchase securities, as described in the Statement of Condition, was confirmed to us by the Trustee.

In our opinion, the Statement of Condition referred to above presents fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 132 at November 26, 1996 in conformity with generally accepted accounting principles.

BDO SEIDMAN, LLP
New York, New York
November 26, 1996

                                      A-7
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



                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                             Guaranteed Series 132
                 STATEMENT OF CONDITION AS OF DATE OF DEPOSIT
                               November 26, 1996

                                TRUST PROPERTY

Investment in Securities:
     Contracts to purchase underlying Securities (1)(2)...........................................   $   9,501,010.00
Accrued interest receivable (2)...................................................................         183,099.62
Organizational costs (3)..........................................................................          22,500.00
                                                                                                     ----------------
            Total.................................................................................   $   9,706,609.62
                                                                                                     ================


                                         LIABILITIES AND INTEREST OF UNIT HOLDERS



Liabilities:
     Accrued interest receivable (2)..............................................................    $    183,099.62
     Accrued liability (3)........................................................................          22,500.00
                                                                                                      ---------------
                                                                                                           205,599.62
Interest of Unit holders:
Units of fractional undivided interest outstanding (10,000):
     Cost to investors (4)........................................................................       9,990,530.00
     Less--gross underwriting commission (5).......................................................         489,520.00
                                                                                                       ---------------
Net interest of Unit holders......................................................................       9,501,010.00
                                                                                                      ---------------
            Total.................................................................................    $  9,706,609.62
                                                                                                    ===============

----------------------
         (1) Aggregate cost to the Trust of the Securities listed under "Portfolio" is based on offering side valuation determined by the Evaluator on the basis set forth under "Public Offering--Offering Price" in Part B. The aggregate bid side evaluation of the Securities in the portfolio, as determined by the Evaluator, as of the Date of Deposit was $9,450,689.00. An irrevocable letter of credit issued by Bankers Trust, in an aggregate amount equal to or in excess of $9,684,770.52, has been deposited with the Trustee. The amount of such letter of credit includes: $9,501,010.00, the amount required to purchase the tax-exempt securities listed in the related portfolio, plus $183,760.52 covering accrued interest through expected dates of delivery.
         (2) On the basis set forth under "Rights of Unit Holders--Distribution of Interest and Principal" in Part B the Trustee will advance an amount equal to the accrued interest on the Securities as of December 2, 1996 (the "First Settlement Date") plus any cash received by the Trustee with respect to interest on the Securities prior to such date, and the same will be distributed to the Sponsors on the First Settlement Date. Consequently, the amount of interest accrued on a Unit to be added to the public offering price thereof will include only such accrued interest from the First Settlement Date to the date of settlement, less all withdrawals and deductions from the Interest Account subsequent to the First Settlement Date made with respect to the Unit.
         (3) Organizational costs incurred by the Trust have been deferred and will be amortized over a five year period. The Trust will reimburse the Sponsors for actual organizational costs incurred.
         (4) Aggregate public offering price (exclusive of interest) is computed on 10,000 Units on the basis set forth above under "Public Offering--Offering Price" in Part B.
         (5) A sales charge of 4.9% computed on 10,000 Units. See "Public Offering--Offering Price" in Part B for volume discounts on sales of 250
Units or more.


                                      A-8
C/M:  10726.0079 430332.1

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST

                             Guaranteed Series 132
              Portfolio as of Date of Deposit, November 26, 1996

                                                                             Redemption Features
  Port-                                                        Coupon         Ant.--Anticipated      Yield      Cost of
  folio   Rating      Principal     Represented by Contracts   Rate and       S.F.--Sinking Fund      to       Securities
   No.    (1)(2)     Amount (3)     to Purchase Securities (4)  Maturity       Opt.--Optional (5)   Maturity  to Trust(6)(7)
-------------------  ----------     ------------------------   ------------- ----------------------------------------------

   1      AAA/Aaa    $2,100,000     New York City Municipal      5.750%        06/15/21 @ 100 S.F.    5.544%     $2,134,125
                                    Water Finance Authority,     06/15/26      06/15/06 @ 101 Opt.
                                    Water and Sewer System
                                    Revenue Bonds, Fiscal 1996
                                    Series B (MBIA Insured)

   2      AAA/Aaa     1,000,000     New York City Health and     5.750         02/15/21 @ 100 S.F.     5.783        999,500
                                    Hospitals Corporation,       02/15/22      02/15/03 @ 102 Opt.
                                    Health System Bonds, 1993
                                    Series A (AMBAC Insured)


   3      AAA/Aaa     2,270,000     New York State Medical       5.625         02/15/11 @ 100 Ant.     5.628      2,268,865
                                    Care Facilities Finance      08/15/18      08/15/03 @ 102 Opt.
                                    Agency, St. Lukes-Roosevelt
                                    Hospital Center, FHA
                                    Insured Mortgage Revenue
                                    Bonds, 1993 Series A
                                    (MBIA Insured)



   4      AAA/Aaa     2,000,000     New York State Urban         5.500         01/01/21 @ 100 S.F.     5.606      1,970,000
                                    Development Corporation,     01/01/25      01/01/05 @ 102 Opt.
                                    Correctional Capital
                                    Facilities Revenue Bonds,
                                    Series 5 (MBIA Insured)



   5     Baa1*/Aaa    2,180,000     New York State Housing       5.375         03/15/19 @ 100 S.F.     5.990      2,003,420
                                    Finance Agency, Service      03/15/23      09/15/03 @ 102 Opt.
                                    Contract Obligation Revenue
                                    Bonds, 1993 Series D

   6      AAA/Aaa       450,000     Municipal Assistance         0.000         No Sinking Fund         5.492        125,100
                     ----------                                                                                   ---------
                                    Corporation for the City of  07/15/20      No Optional Call
                                    Troy, General Resolution
                                    Bonds (MBIA Insured)
                    $10,000,000                                                                                  $9,501,010
                    ===========                                                                                 ===========



                                      A-9
C/M:  10726.0079 430332.1

    Notes to Portfolio

    The symbol "NR" denotes a non-rated issue of Bonds.

    (1) All ratings except those identified by an asterisk (*) are by Standard & Poor's. A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. A brief description of the rating symbols and their meanings is set forth under "Description of Bond Ratings" in Part B.

    (2) Ratings in the right hand column are after deposit of these issues in the Trust and their insurance by MBIA. Moody's has assigned its "Aaa" investment rating to all of the Bonds while in the Trust, as insured by MBIA Insurance Corporation.

    (3)  All Bonds are represented by contracts to purchase.

    (4) All contracts to purchase the Bonds were entered into from November 20, 1996 to November 22, 1996. All contracts are expected to be settled prior to or on the First Settlement Date of the Trust which is expected to be December 2, 1996.

    (5) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds initially is redeemable and the redemption price for that year. Each such issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of Bonds. In addition, certain Bonds in the Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. "Ant." indicates the existence of anticipated redemptions at a price of 100%. Under certain circumstances, these anticipated redemptions can be altered. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed before maturity by the proceeds of a new bond issue.

    Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Monthly and semi-annual distributions generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unit holders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions. The Federal tax effect on Unit holders of such redemptions and resultant distributions is described in the section entitled "Tax Status" in Part B.

    (6) See Note (1) to "Statement of Condition as of Date of Deposit" regarding cost of Bonds. The offering prices are greater than the current bid prices of the Bonds which is the basis on which Redemption Price per Unit is determined for purposes of redemption of Units (see the first paragraphs under "Public Offering--Offering Price" and "Rights of Unit Holders--Redemption--Computation of Redemption Price Per Unit" in Part B). On the business day prior to the Date of Deposit the aggregate bid side valuation of the Securities in the Trust was lower than the aggregate offering side valuation by .530%. Yield of Bonds was computed on the basis of offering prices on the Date of Deposit.

    Bonds identified as escrowed to maturity under "Portfolio" for the Trust in this Part A are priced to the maturity date not the call date.

    (7)  Annual interest income to the Trust is $533,112.50.

    (8)  Yield calculated based on a call date prior to stated maturity.

                                     A-10
C/M:  10726.0079 430332.1

                             UNDERWRITING ACCOUNT


         The names and addresses of the Underwriters and the number of Units of the Trust each has agreed to purchase from the Underwriting Account are:

                                                                                                                    Units
                     Name                                                   Address                              Series 132
Glickenhaus & Co...............................  6 East 43rd Street, New York, New York 10017                           3,375
Lebenthal & Co., Inc...........................  120 Broadway, New York, New York 10271                                 3,375
Gruntal & Co., Inc.............................  14 Wall Street, New York, New York 10005                               1,200
David Lerner Associates, Inc. .................  477 Jericho Turnpike, Syosset, New York 11791                            500
Advest Incorporated............................  280 Trumbull Street, Hartford, Connecticut 06103                         250
Josephthal Lyon & Ross Incorporated............  6 East 43rd Street, New York, New York 10017                             250
Pershing (Division of Donaldson, Lufkin &
  Jenrette Securities Corporation).............  One Pershing Plaza, Jersey City, New Jersey 07399                        250
Cadaret, Grant & Co., Inc. ....................  108 W. Jefferson Street, Syracuse, New York 13203                        100
Everen Securities, Inc. .......................  77 West Wacker Drive, Chicago, Illinois 60606                            100
Kirlin Securities, Inc.........................  6901 Jericho Turnpike, Syosset, New York 11791                           100
Oppenheimer & Company, Inc.....................  World Financial Center, New York, New York 10281                         100
Nathan & Lewis Securities, Inc.................  1140 Avenue of the Americas, New York, New York 10036                    100
Samuel A. Ramirez & Co., Inc...................  61 Broadway, New York, New York 10006                                    100
Smith Barney Inc. .............................  388 Greenwich Street, New York, New York 10013                           100
Stuart, Coleman & Co., Inc.....................  11 West 42nd Street, New York, New York 10036                            100
                                                                                                                      -------
                                                                                                                       10,000



                                     A-11
C/M:  10726.0079 430332.1

                             TAX EQUIVALENT YIELDS

The following tables indicate the approximate yield resident individuals in various income brackets must earn on a security subject to Federal, New York State and New York City income taxes to receive an after-tax yield equivalent to that provided by a tax-exempt bond yielding from 4.5% to 8.5%, based on anticipated 1996 Federal, New York State and New York City marginal tax rates. New York City taxpayers should refer to Table I. New York State taxpayers outside of New York City should refer to Table II.

                    TABLE I.  COMBINED EFFECT OF FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES
                                     Approx.
                                       1996                          To equal a tax-exempt yield of:
                                              -----------------------------------------------------------------------------
                                     Federal,       .00%        .00%        .50%       .00%        .50%        .00%
                                       NYS    4.50%5     5.50% 6     6.25% 6    6.75% 7     7.25% 7     7.75% 8      8.50%
                                              -----------------------------------------------------------------------------
If your net taxable income1
is approximately2                    Marginal
Joint ReturnSingle Return           Tax Rates4                A taxable investment would have to pay you:3
---------------------------------------------------------------------------------------------------------------------------

$22,001-$40,100    $11,001-$24,000    24.79%  6.0%  6.7%   7.3% 8.0%  8.3% 8.6%  9.0%  9.3%  9.6% 10.0% 10.3% 10.6%  11.3%
---------------------------------------------------------------------------------------------------------------------------

$40,101-$96,900    $24,001-$58,150    36.30%  7.1%  7.9%   8.6% 9.4%  9.8% 10.2%10.6% 11.0% 11.4% 11.8% 12.2% 12.6%  13.3%
---------------------------------------------------------------------------------------------------------------------------

$96,901-$147,700   $58,151-$121,300   38.99%  7.4%  8.2%   9.0% 9.8% 10.2% 10.7%11.0% 11.5% 11.9% 12.3% 12.7% 13.1%  13.9%
---------------------------------------------------------------------------------------------------------------------------

$147,701-$263,750  $121,301-$263,750  43.41%  8.0%  8.8%   9.7%10.6% 11.0% 11.5%11.9% 12.4% 12.8% 13.3% 13.7% 14.1%  15.0%
---------------------------------------------------------------------------------------------------------------------------

$263,751+          $263,751+          46.60%  8.4%  9.4%  10.3%11.2% 11.7% 12.2%12.6% 13.1% 13.6% 14.0% 14.5% 15.0%  15.9%
---------------------------------------------------------------------------------------------------------------------------

                          TABLE II.  COMBINED EFFECT OF FEDERAL AND NEW YORK STATE INCOME TAXES
                                   Approx.
                                    1996                           To equal a tax-exempt yield of:
                                           --------------------------------------------------------------------------------
                                  Federal,
                                    NYS   4.50%  5.00% 5.50% 6.00% 6.25% 6.50% 6.75% 7.00% 7.25%  7.50% 7.75% 8.00% 8.50%
                                           --------------------------------------------------------------------------------
If your net taxable income1                                  A taxable investment would have to pay you:3
is approximately2                 Marginal
Joint ReturnSingle Return         Tax Rates5
---------------------------------------------------------------------------------------------------------------------------

$22,001-$40,100  $11,001-$24,000   21.06%   5.7%  6.3%   7.0%  7.6%  7.9%  8.2%  8.6%  8.8%  9.2%  9.5%   9.8% 10.1% 10.8%
---------------------------------------------------------------------------------------------------------------------------

$40,101-$96,900  $24,001-$58,150   33.13%   6.7%  7.5%   8.2%  9.0%  9.4%  9.7% 10.1% 10.5% 10.8%  11.2% 11.6% 12.0% 12.7%
---------------------------------------------------------------------------------------------------------------------------

$96,901-$147,700 $58,151-$121,300  35.92%   7.0%  7.8%   8.6%  9.4%  9.8% 10.1% 10.5% 11.0% 11.3%  11.7% 12.1% 12.5% 13.3%
---------------------------------------------------------------------------------------------------------------------------

$147,701-$263,750$121,301-$263,750 40.56%   7.6%  8.4%   9.3% 10.1% 10.5% 11.0% 11.4% 11.8% 12.2%  12.6% 13.0% 13.5% 14.3%
---------------------------------------------------------------------------------------------------------------------------

$263,751+        $263,751+         43.90%   8.0%  8.9%   9.8% 10.7% 11.1% 11.6% 12.0% 12.5% 12.9%  13.4% 13.8% 14.3% 15.2%
---------------------------------------------------------------------------------------------------------------------------


 1 After exemptions and deductions other than state and local tax deductions.
 2 The tables cover only a representative range of incomes, and income brackets have been rounded off to facilitate illustration. Actual
   Federal, New York State and New York City income brackets may differ slightly from those in the table.
 3 Yields on taxable investments have been rounded off to facilitate illustration.
 4 This rate is calculated by using the highest New York State and New York
   City marginal tax rates that apply to the bracket. 5This rate is calculated by using the highest New York State marginal tax rate that applies to the bracket.



                                                      A-12
C/M:  10726.0079 430332.1

EMPIRE STATE MUNICIPAL EXEMPT TRUST                          Prospectus Part B

  Part B of this Prospectus may not be Distributed Unless Accompanied by Part A

                                    THE TRUST

Organization. The Empire State Municipal Exempt Trust, Guaranteed Series as designated in Part A (the "Trust"), is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"), dated the Date of Deposit, among Glickenhaus & Co. and Lebenthal & Co., Inc. as sponsors (the "Sponsors"), The Bank of New York, as trustee (the "Trustee") and Muller Data Corporation, as evaluator (the "Evaluator").

   On the date of this Prospectus each Unit represented the fractional undivided interest in the Trust set forth under "Summary of Essential Financial Information" in Part A. Thereafter, if any Units of the Trust are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption" in this Part B.

Objectives. The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed insured portfolio consisting primarily of various long-term municipal bonds with average maturities of over 10 years. No assurance can be given that the Trust's objectives will be achieved as these objectives are subject to the continuing ability of the respective issuers of the bonds to meet their obligations and, of the Insurer to meet its obligations under the insurance. In addition, an investment in such portfolio can be affected by fluctuations in interest rates.

Portfolio. The portfolio of the Trust consists of the Bonds described in "The Portfolio" in Part A and are represented by the Sponsors' contracts to purchase, which are expected to be settled by the date set forth in Part A. The Trust may contain Bonds which have been purchased on a when, as, and if issued basis. Accordingly, the delivery of such Bonds may be delayed or may not occur. (See "The Portfolio" in Part A.) Interest on these Bonds begins accruing to the benefit of Unit holders on their respective dates of delivery. Unit holders will be "at risk" with respect to these Bonds (i.e., may derive either gain or loss from fluctuations in the offering side evaluation of the Bonds) from the date they commit for Units. (See "The Portfolio" in Part A.) For a discussion of the Sponsors' obligations in the event of the failure of any contract for the purchase of any of the Bonds and limited right to substitute other bonds to replace any failed contract, see "The Trust--Substitution of Bonds" in this Part
B. As a result of the MBIA Insurance Corporation insurance, Moody's Investors Service ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured and Standard & Poor's Corporation, a division of McGraw-Hill ("Standard & Poor's") has assigned a rating of "AAA" to the Units and Bonds while in the Trust. (See "Insurance on the Bonds" in this Part B).

   In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) MBIA Insurance Corporation insurance for the payment of principal and interest on the Bonds is available. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility" in Part B. The insurance on the Bonds in the portfolio obtained by the Trust does not cover such Bonds until they are delivered to the Trust. See "The Trust--General Considerations" in this Part B.

--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.

General Considerations. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Except as described in footnotes to "Summary of Essential Financial Information" for the Trust interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. If a Replacement Bond is not acquired, accrued interest (at the coupon rate of the Failed Bonds or earned original issue discount in the case of original issue discount and zero coupon Bonds) will be paid to Unit holders (from the Deposit Date to the date the Trustee is notified of the failure of the Sponsors to purchase a Replacement
Bond). All such interest paid to Unit holders which accrued after the date of settlement for a purchase of Units will be paid by the Sponsors and accordingly will not be treated as tax-exempt income. In the event a Replacement Bond is not acquired by the Trust, the net annual interest income per Unit for the Trust would be reduced and the estimated current return might be lowered.

   Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event that any contract for the purchase of Securities in the Trust fails and no Replacement Bond as hereinafter defined is acquired, the Sponsors shall refund to all Unit holders the sales charge attributable to such failed contract, and the principal and accrued interest (at the coupon rate of the relevant Security or earned original issue discount in the case of original issue discount and zero coupon Bonds to the date the Sponsors are notified of the failure) which are attributable to such failed contract, shall be distributed at the next Monthly Payment Date which is more than 30 days after the failure to purchase Replacement Bonds. The portion of such interest paid to a Unit holder which accrued after the expected date of settlement for purchase of his Units will be paid by the Sponsors and accordingly will not be treated as tax-exempt income.

   The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers for the Trust, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest, the Standard & Poor's or Moody's ratings of the Bonds in the portfolio, or the Standard & Poor's rating of the Units of the Trust. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the issuer's industrial or economic base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

Appropriations Bonds. Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing,

                                     B-2
369165.1
and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

   Moral Obligation Bonds. Certain of the Bonds in the Trust may be secured by pledged revenues and additionally by the so-called "moral obligations" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or governmental entity, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds. Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code"), (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of zero coupon bonds (see "The Trust--Original Issue Discount and Zero Coupon Bonds").

   Housing Bonds. Some of the aggregate principal amount of Bonds of the Trust may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to owners of housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality or other governmental authority and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

   The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part, at par, at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

   Public Power Revenue Bonds. Certain Bonds may be bonds issued to finance public power facilities. Certain risks associated with the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

   Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on Bonds issued by public utilities. In addition, certain

                                     B-3
369165.1
municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

   Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds of the Trust may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

   Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

   Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

   Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation.

   Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

   Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

   Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees,
--------
* For purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

                                     B-4
369165.1
charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses and, therefore, may be subject to fluctuations in such assistance.

   Private Activity Bonds. The portfolio of the Trust may contain other Bonds that are "private activity bonds," which would be primarily of two types: (1) Bonds for a publicly owned facility that a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) Bonds for facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

   The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

   The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

   Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

   Other Revenue Bonds. Certain of the Bonds in the Trust may be revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

   Certain of the Bonds in the Trust are secured by direct obligations of the U.S. Government, or in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Original Issue Discount Bonds and Zero Coupon Bonds. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For Federal income tax purposes, original issue discount on such bonds must be amortized over the term of such bonds. On sale or redemption, the difference between the (i) the amount realized (other than amounts treated as tax-exempt income as described below) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for amortization of original issue discount) will be treated as taxable income or loss. See "Tax Status" in this Part B. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided

                                     B-5
369165.1
for the holders of taxable obligations. In addition, the Code provides that the basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. Each Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders. All or a portion of any gain may be taxable as ordinary income.

   There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds in the Trust should ultimately be deemed to be taxable, the Trustee may sell them and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions. Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. On the Date of Deposit, the offering valuations of some of the Bonds in the Trust may have been at a premium and subject to retirement or refunding within ten years of the Date of Deposit. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations are deposited in the Trust at a price higher than their par value, such redemption at par would result in a loss of capital to a purchaser of Units at their original public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "The Portfolio" in Part A for a list of original issue discount and/or zero coupon bonds and for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return" in Part B. The portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Substitution of Bonds. In the event of a failure to deliver any Bond that has been purchased for the Trust under a contract, including those Bonds purchased on a "when, as and if issued" basis ("Failed Bonds"), the Sponsors are authorized to purchase other bonds ("Replacement Bonds") which the Trustee shall pay for out of funds held in connection with the Failed Bonds and to accept delivery of the Replacement Bonds to make up the original corpus of the Trust. The Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the Failed Bonds. The Replacement Bonds (i) must be tax-exempt bonds issued by the State of New York or counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions or their public authorities as described in the first paragraph under "Portfolio," (ii) must have a fixed maturity date not exceeding the maturity date of the Failed Bonds and not less than ten years after the date of purchase, (iii) shall be purchased at a price that results in a yield to maturity and a current return, in each case as of the Date of Deposit, at least equal to the yield to maturity and the current return of the Failed Bonds, (iv) shall not be "when issued" bonds, (v) must be rated at least equal to the Failed Bonds and (vi) must be eligible for coverage under the MBIA Insurance Corporation insurance policy obtained by the Trust. Whenever a Replacement Bond has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unit holders of the Trust of the acquisition of the Replacement Bond and shall, on the next monthly Payment Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Bond exceeded the cost of the Replacement Bond. Once the original corpus of the Trust is acquired, the Trustee will have no power to vary the investment of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment.

   If the right of limited substitution described in the preceding paragraph shall not be utilized to acquire Replacement Bonds in the event of a failed contract, the Sponsors will refund the sales charge attributable to such Failed Bonds to all Unit holders of the Trust, and distribute the principal and accrued interest (at the coupon rate of such Failed Bond, or earned original issue discount in the case of zero coupon bonds, from the Deposit Date to the date the Sponsors notify the Trustee that they will not purchase Replacement Bonds) attributable to such Failed Bonds on the next monthly

                                     B-6
369165.1

Payment Date which is more than 30 days thereafter. In the event a Replacement Bond is not acquired by the Trust, the Estimated Net Annual Interest Income per Unit for the Trust would be reduced and the Estimated Current Return thereon might be lowered.

Other Matters. An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict at this time what effect, if any, this legislation will have on the Trust.

   To the best knowledge of the Sponsors, there is no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel has given or will give opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.


                                 PUBLIC OFFERING

Offering Price. The price of the Units of the Trust as of the Date of Deposit was determined by adding to the Evaluator's determination of the aggregate offering price of the Securities per Unit a sales charge of 5.152% thereof equal to 4.9% of the Public Offering Price. During the initial public offering period, sales of at least 250 Units will be entitled to a volume discount from the Public Offering Price as described below. For purchases settling after the First Settlement Date, a proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

   During the initial offering period the aggregate offering price of the Securities in the Trust is determined by the Evaluator (1) on the basis of current offering prices for the Securities,* (2) if offering prices are not available for any Securities, on the basis of current offering prices for comparable securities, (3) by making an appraisal of the value of the Securities on the basis of offering prices in the market, or (4) by any combination of the above. Such determinations are made each business day during the initial public offering period as of the Evaluation Time set forth in the "Summary of Essential Financial Information" in Part A, effective for all sales made subsequent to the last preceding determination. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Securities and which may be expected to be less than the aggregate offering price, see "Rights of Unit Holders--Redemption" in Part B. Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the MBIA Insurance Corporation insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" in Part B for information relating to redemption of Units.

   The Evaluator will consider in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds") and which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments. The value of the
--------
* With respect to the evaluation of Bonds during the initial syndicate offering period for such Bonds, the "current offering price," as determined by the Evaluator, will normally be equal to the syndicate offering price as of the Evaluation Time, unless the Evaluator determines that a material event has occurred which it believes may result in the syndicate offering price not accurately reflecting the market value of such Bonds, in which case the Evaluator, in making its determination with respect to such Bonds, will consider not only the syndicate offering price but also the factors described in (2) and (3) herein.

                                     B-7
369165.1
insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of MBIA Insurance Corporation to meet its commitments under the Trust's insurance policy, including the commitment to issue Permanent Insurance. The Evaluator intends to use a similar valuation method with respect to Securities insured by the Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption" in Part B.

   If the Trustee does not exercise the right to obtain Permanent Insurance as to any Defaulted Bonds in the Trust, it is the present intention of the Trustee, so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some party other than the Trust, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from MBIA Insurance Corporation as long as the Bond is held in the Trust.

   No value has been ascribed to the MBIA Insurance Corporation insurance obtained by the Trust as of the date of this Prospectus.

   The secondary market Public Offering Price of the Units of the Trust is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Evaluator evaluates the price of the Bonds to a different date such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date.

   This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:


                                                   Secondary Market
                                                  Period Sales Change
                                          ------------------------------------
                                          Percentage of          Percentage of
                                          Public Offering         Net Amount
                                          Per Bond Price           Invested
                                          ---------------       --------------
Years to Maturity Per Bond
0 months to 2 years......................      1.0%                 1 010%
2 but less than 3........................      2.0%                 2.091%
3 but less than 4........................      3.0%                 3.093%
4 but less than 8........................      4.0%                 4.167%
8 but less than 12.......................      5.0%                 5.363%
12 but less than 15......................      5.5%                 5.820%
15 or more...............................      5.9%                 6.270%



      A minimum sales charge of 1.0% of the Public Offering Price will be applied to all secondary market unit purchases.

                                     B-8
369165.1

      During the initial public offering period, purchasers of 250 Units or more will be entitled to a volume discount from the Public Offering Price as set forth in the table below:

                                                               Discount From
                                                               Public Offering
            Number of Units                                    Price Per Unit
            ---------------                                    --------------
            250-499........................................       $  2.50
                                                                 ------------
            500-999........................................          7.50
            1,000-1,999....................................         15.00
            2,000 or more..................................         20.00


   Except as discussed under "Distribution of Units" below, the above volume discount will be the responsibility of the Selling Underwriter or dealer and will apply on all purchases at any one time by the same person of Units in the Trust in the amounts stated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

   Market for Units. Although they are not obligated to do so, the Sponsors intend to maintain a market for the Units of the Trust and continuously to offer to purchase Units of the Trust during the initial offering period at prices based upon the aggregate offering price of the Securities in the Trust; and thereafter at prices based on the aggregate bid price of the related Securities. After the initial offering period the Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unit Holders--Redemption-- Computation of Redemption Price per Unit" in Part B). There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at such time, plus accrued interest.

   If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units of the Trust, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee.
See "Rights of Unit Holders--Redemption" and "Sponsors" in Part B.

   Employees (and their immediate families) of Glickenhaus & Co. and Lebenthal & Co., Inc. may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the offering side evaluation of the underlying Securities in the Trust during the initial offering period and at the bid side thereafter, divided by the number of Units outstanding plus a reduced sales charge of 1.5% of the Public Offering Price. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.


                                     B-9
369165.1

Distribution of Units. The Underwriters of the Units of the Trust are listed in the Underwriting Account (see "Underwriting Account" in Part A). It is the Underwriters' intention to qualify Units of the Trust for sale in certain of the states and to effect a public distribution of the Units solely through their own organizations. However, Units may be sold to dealers who are members of the National Association of Securities Dealers, Inc. at prices which represent a concession equal to $32.00 per Unit from the related Public Offering Price applicable to sales of fewer than 500 Units subject in each case to change from time to time by the Agent for the Sponsors. Any volume discount (see "Offering Price" in Part B) offered to investors will be borne by the selling Underwriter or dealer except that, during the initial public offering period, the Sponsors may pay the selling Underwriter or dealer $2.50 per Unit for individual sales of more than 500 Units.

   Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units.

   Underwriters and broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsors a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsors during a specified time period. In addition, at various times the Sponsors may implement other programs under which the sales forces of Underwriters, brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsors will reallow to any such Underwriters, brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsors, or participate in sales programs sponsored by the Sponsors, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsors in their discretion may from time to time, pursuant to objective criteria established by the Sponsors, pay fees to qualifying Underwriters, brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsors out of their own assets and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

Sponsors' and Underwriters' Profits. As set forth under "Public Offering--Offering Price" in Part B, the Underwriters will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of the Trust. The Sponsors will receive from the Underwriters the excess of such gross sales commission over $35 per Unit from Underwriters underwriting 100 to 249 Units, will receive the excess over $36 per Unit from Underwriters underwriting 250 to 499 Units, will receive the excess over $37 per Unit from Underwriters underwriting 500 to 749 Units, will receive the excess over $38 per Unit from Underwriters underwriting 750 to 999 Units, will receive the excess over $39 per Unit from Underwriters underwriting 1,000 or more Units and will receive the excess over $40 per Unit from Underwriters who underwrite 15% or more of the Units of the Trust. In addition, the Sponsors may, during the initial public offering period, pay any Underwriter an additional $2.50 per Unit for sales to individual purchasers of 500 or more Units. The Sponsors may also from time to time pay, in addition to the amounts referenced above, an additional concession, in the form of cash or other compensation, any Underwriter who underwrites or sells, during a specific period, minimum dollar amounts of the Units of the Trust. In no event will such additional concession paid by the Sponsors to the Underwriter exceed the difference between the sales charge and the Underwriter's allowance in respect of Units underwritten by the Underwriter. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.

   In addition, the Sponsors realize a profit or sustain a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the aggregate offering price of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsors (which is the cost of such Securities at the time they were acquired for the account of the Trust). The Underwriters share in the profits, if any, described in the preceding sentence. See "Summary of Essential Financial Information" in Part A. In addition, the Sponsors may realize profits or sustain losses with respect to Bonds deposited in the Trust which were acquired from one or more of the Sponsors or from underwriting syndicates of which they were members. During the initial offering period, the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Securities and hence in the Public Offering Price received by the Underwriters for Units. Cash, if any, made available to the Sponsors prior to the settlement date for the purchase of Units of the Trust may be used in the Sponsors' businesses, subject to the limitations of the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

                                     B-10
369165.1

   The Sponsors may have participated as underwriters or as managers or members of underwriting syndicates from which some of the aggregate principal amount of the Bonds were acquired for the Trust in the amounts set forth in Part A. The Sponsors have not purchased any of the Securities in the Trust from their managed accounts.

   In maintaining a market for the Units of the Trust (see "Market for Units") the Sponsors and Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell or redeem such Units and to the extent they earn sales charges on resales.


     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

   Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit, each as of the business day prior to the Date of Deposit, is set forth under "Summary of Essential Financial Information " in Part A. Information regarding the estimated monthly distributions of principal and interest to Unit holders of the Trust is available from the Sponsors on request.

   Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part A will be realized in the future.

   Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part A will be realized in the future.


                             INSURANCE ON THE BONDS

   Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. The insurance obtained by the Trust from the MBIA Insurance Corporation is only effective as to Bonds owned by and held in the Trust and, consequently, does not cover Bonds for which the contract for purchase fails. A "when issued" Bond will be covered under the MBIA Insurance Corporation policy upon the settlement date of the issue of such "when issued" Bond. The MBIA Insurance Corporation policy shall continue in force only with respect to Bonds held in and owned by the Trust, and the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds. See "Notes to Portfolio" in Part A of this Prospectus.

                                     B-11
369165.1

   By the terms of its policy, the Insurer will unconditionally guarantee to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. No representation is made as to the ability of the insurer to meet its commitments. Except as provided below with respect to issues of small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. Except as provided below, the MBIA Insurance Corporation policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of the Trust. The MBIA Insurance Corporation policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the policy, the Insurer guarantees any accelerated payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the MBIA Insurance Corporation policy would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

   Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for MBIA Insurance Corporation insurance, a non-cancelable policy for the payment of interest on and principal of the bonds is issued by the Insurer. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not also MBIA Insurance Corporation Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. No premium will be paid by the Trust for the insurance it obtains from the Insurer on Bonds that are also MBIA Insurance Corporation Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds.

   The MBIA Insurance Corporation insurance policy is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the MBIA Insurance Corporation policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.

   The MBIA Insurance Corporation policy shall terminate as to any Bond which has been redeemed from the Trust or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the MBIA Insurance Corporation policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the MBIA Insurance Corporation policy as to any Bond shall not affect the Insurer's obligations regarding any other Bond in the Trust or any other trust which has obtained a MBIA Insurance Corporation insurance policy. The MBIA Insurance Corporation policy will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

   Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond were sold on an uninsured basis.

                                     B-12
369165.1

   The Permanent Insurance premium with respect to each Bond in the Trust is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond. See the footnotes to the "Summary of Essential Financial Information" in Part A for the Trust for the cost of Permanent Insurance as of the Date of Deposit.

   Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. lt is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in this Part B for a more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

   Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, State Street Bank and Trust Company, N.A., New York, New York (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Trust's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.


   No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

   Battle Fowler LLP, special counsel for the Sponsors, have rendered an opinion to the effect that the payment of proceeds from the insurance will be excludible from Federal gross income if, and to the same extent as, such interest would have been so excludible if paid by the issuer of the defaulted obligations. See "Tax Status" in this Part B.

   The contract of insurance relating to the Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business, participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a Director of the Insurer's parent company, MBIA Inc. Although all issues contained in the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.


                                     B-13
369165.1

   A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively. In selecting Pre-insured Bonds for the portfolio of the Trust, the Sponsors have applied the criteria hereinbefore described.

   Because the Securities in the Trust are insured by MBIA Insurance Corporation as to the payment of principal and interest, Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust and Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured. See "Notes to Portfolio" in Part A. These ratings apply to the Bonds only while they are held in the Trust. Also, these ratings reflect Standard & Poor's and Moody's current assessments of the creditworthiness of the Insurer and their ability to pay claims on their policies of insurance. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

   For additional information concerning the Insurer, see "The Insurer" in Part
A.


                                   TAX STATUS

   Interest income on the Bonds contained in the portfolio of the Trust is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from gross income under the Code. See "The Trust" in Part A.

   Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long or short term depending on the holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity, or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro-rata, the Unit holder's taxable income for any year may exceed their actual cash distributions in that year.

   In the opinion of Battle Fowler LLP, special counsel for the Sponsors, under existing law:

        The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the Bonds which is excludible from regular Federal gross income under the Code, when received by the Trust, will be excludible from the regular Federal gross income of the Unit holders of the Trust. Any proceeds paid under the insurance policy described above issued to the Trust with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties which represent maturing interest on defaulted obligations held by the Trust will be excludible from Federal gross income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligations.

       Each Unit holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of Code Sections 671-679. Each Unit holder will be considered to have received his pro rata share of income from Bonds held by the Trust on receipt (or earlier accrual, depending on

                                     B-14
369165.1
   the Unit holder's method of accounting and depending on the existence of any original issue discount) by the Trust, and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units. Gain from a sale will be treated as short term or long term capital gain depending on how long the Bond was held by the Trust. The total tax basis (i.e., cost) of each Unit to a Unit holder is allocated among each of the Bonds held in the Trust (in accordance with the proportion of the Trust comprised by each such Bond) in order to determine his per Unit tax basis for each Bond, and the tax basis reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit cost of each such Bond. Therefore, under some circumstances, a Unit holder may realize taxable gain when his Units are sold or redeemed for an amount equal to his original cost. No deduction is allowed for the amortization of bond premium on tax-exempt bonds such as the Bonds. None of the interest received from the portfolio is subject to the alternative minimum tax for individuals; however, some or all of the interest received from the portfolio may be includible in the calculation of a corporation's alternative minimum tax.

       For Federal income tax purposes, when a Bond is sold, a Unit holder may exclude from his share of the amount received any amount that represents accrued interest but may not exclude amounts attributable to market discount. Thus, when a Bond is sold by the Trust, taxable gain or loss will equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount, limited in the case of Bonds issued after June 8, 1980 to the portion earned from the date of acquisition, as discussed below). In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount.

        A Unit holder may also realize taxable gain or loss when a Unit is sold or redeemed. Taxable gain will result if a Unit is sold or redeemed for an amount greater than its adjusted basis to the Unit holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner as when the Trust disposes of Bonds, and the Unit holder may exclude accrued interest, including the earned portion of any original issue discount, but not amounts attributable to market discount. In the case of Bonds acquired at a market discount gain will be treated as ordinary income to the extent of accrued market discount. The return of a Unit holder's tax basis is otherwise a tax-free return of capital.

       If the Trust purchases any units of a previously issued series then, based on the opinion of counsel with respect to such series, the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

        Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders.

       A Unit holder who is a non-resident of New York will not be subject to New York State or City income tax on any interest or gain derived from his interest in the Trust's assets or upon any gain from the sale of his Units except to the extent that such interest or gain is from property employed in a business, trade, profession or occupation carried on by him in the State of New York. An individual Unit holder who resides in New York State or City will not be subject to State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although he will be subject to New York State and, depending upon his place of residence, City tax with respect to any gains realized when Bonds are sold, redeemed or paid at maturity or when any such Units are sold or redeemed. In addition, an individual Unit holder residing in New York State or City will not be subject to State or City income tax on any proceeds paid under the insurance policy or policies described above with respect to the Trust which represent maturing interest on defaulted obligations held by the Trustee if, and to the same extent as, such interest would have been so excludible if paid by the issuer of the defaulted obligations. A New York State or City resident should determine his basis and holding period for his Units for New York State and City tax purposes in the same manner as for Federal tax purposes.

   The above opinion of Battle Fowler LLP as to the tax status of the Trust is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trust pursuant to the Automatic Accumulation Plan, described under "Automatic Accumulation Account" in this Part B.

                                     B-15
369165.1

   Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the individual's alternative minimum tax (currently taxed at a rate of up to 28%); none of the Bonds in the Trust is a Private Activity Bond the interest on which is subject to the alternative minimum tax; (2) interest on certain Private Activity Bonds issued after August 7, 1986 is included in the calculation of the corporate alternative minimum tax and 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income. Interest on the Bonds is includible in the adjusted current earnings of a corporation for purposes of such alternative minimum tax. The Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing an alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for that portion of the institution's interest expense allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax on U.S. branches of foreign corporations is implemented which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.

   Section 86 of the Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Under Section 86 of the Code, interest on tax-exempt bonds is to be added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.

   In addition, certain "S Corporations", with accumulated earnings and profits from Subchapter C years, may be subject to minimum tax on excess passive income, including tax-exempt interest, such as interest on the Bonds.

   At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from regular Federal income tax were or (with respect to "when issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.

   Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation. Also, under Section 291 of the Code, certain financial institutions that acquire Units may be subject to a reduction in the amount of interest expense that would otherwise be allowable as a deduction for Federal income tax purposes. Investors with questions regarding this issue should consult with their tax advisors.

   The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.


                                     B-16
369165.1

   Unit holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that under applicable provisions governing determination of such state and local taxes, interest on tax-exempt bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

   If a Unit holder's tax cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for his pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

   Bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

   In the case of Bonds that are private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Unit holder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of Bonds that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities was determined to have exceeded $40,000,000 on the date of issue. In the case of Bonds issued under the $10,000,000 "small issue" exemption, interest on such Bonds will become taxable if the face amount of the Bonds plus certain capital expenditures exceeds $10,000,000 within 3 years of the date of issue of such Bonds.

   In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

   THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME TAX LAWS OF ANY STATE OR LOCAL GOVERNMENT. INTEREST INCOME DERIVED FROM THE BONDS IS NOT EXCLUDED FROM NET INCOME IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS OR FINANCIAL INSTITUTIONS. THE LAWS OF SUCH STATES AND LOCAL GOVERNMENTS VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

   From time to time, proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals, including proposals for a "flat tax" or "consumption tax", may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust.

   The Revenue Reconciliation Act of 1993 increases maximum marginal tax rates for individuals and corporations, extends the authority to issue certain categories of tax-exempt bonds (qualified small issue bonds and qualified mortgage bonds), expands a category of qualified tax-exempt bonds (bonds for high-speed intercity rail facilities), limits the

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availability of capital gain treatment for tax-exempt bonds purchased at a market discount, and makes a variety of other changes. Prospective investors are urged to consult their own tax advisors as to the effect of this Act on a possible investment in the Trust.

   In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with
Section 103 of the Code.

   The opinions of counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own advisors for advice with respect to the effect of any legislative changes.


                             RIGHTS OF UNIT HOLDERS

Certificates. Ownership of Units of the Trust is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

   Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal. While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part A, "Rights of Unit Holders--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part B.

   The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part A. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. See "Summary of Essential Financial Information" in Part A. Persons who purchase Units between a Record Date and a Distribution

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Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.

   The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

   Purchasers of Units who desire to receive distributions on a monthly basis may elect to do so at the time of purchase during the initial public offering period. Those indicating no choice will be deemed to have chosen the semi-annual distribution plan. Record dates for monthly distributions will be the fifteenth day of the preceding month and record dates for semi-annual distributions will be the fifteenth day of May and November.

   Details of estimated interest distributions under the payment plans, on a per Unit basis, appear in the footnotes to the "Summary of Essential Financial Information" in Part A.

   The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units" in Part B.

   The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unit Holders--Expenses and Charges" in Part B. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption" in Part B. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

   Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances during the first year of the Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to the Trust in order to reduce the amount of time before monthly distributions of interest to Unit holders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

   In order to acquire certain of the Securities subject to contract, it may be necessary to pay on the settlement dates for delivery of such Securities amounts covering accrued interest on such Securities which exceed the amounts paid by Unit holders (which excess will be made available under a letter of credit furnished by the Sponsors on the Date of Deposit). The Trustee has agreed to pay for any amounts necessary to cover any such excess and will be reimbursed therefor (without interest) when funds become available from interest payments on the particular Securities with respect to which such payments may have been made. Also, since interest on such Securities in the portfolio of the Trust (see "The Portfolio" in Part A) does not begin accruing as tax-exempt interest income to the benefit of Unit holders until such Bonds' respective dates of delivery (accrued interest prior to delivery being treated under the Code as a return of principal), the Trustee will, in order to cover interest treated as a return of principal, adjust its fee downward in an

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amount equal to the amount of interest that would have so accrued as tax-exempt interest (if not treated as a return of principal) on such Securities between the date of settlement for the Units and such dates of delivery.

   In addition, because of the varying interest payment dates of the Securities comprising the Trust portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated.

Expenses and Charges. Initial Expenses. All or a portion of the expenses incurred in creating and establishing the Trust, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, will be paid by the Trust and amortized over a five year period. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

   Fees. The Trustee's, Sponsors' and Evaluator's fees are set forth under the "Summary of Essential Financial Information" in Part A. The Sponsors' fee, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth under the "Summary of Essential Financial Information" for the Trust, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

   The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" for the Trust; provided, however, that such fees may be adjusted as set forth under the "Summary of Essential Financial Information". There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal" in Part B. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders" in Part B.

   The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein as described in "Summary of Essential Financial Information". If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

   Insurance Premiums. The cost of the MBIA Insurance Corporation insurance obtained by the Trust, based on the aggregate amount of Bonds in the Trust as of the Date of Deposit, is set forth in the "Summary of Essential Financial Information". Premiums, which are obligations of the Trust, are payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party. Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Insurance Corporation Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of

                                     B-20
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the sale of a Bond from the Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond.

Other Charges. The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records. The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

   The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders of the Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be cancelled.

   Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption (see "Rights of Unit Holders--Certificates" in Part B). Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances

                                     B-21
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the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

   Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unit Holders--Redemption--Purchase by the Sponsors of Units Tendered for Redemption" in Part B.

   Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

   If the Trustee exercises the right to obtain Permanent Insurance on a Bond in the Trust, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis, since the MBIA Insurance Corporation insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the Portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" in Part B for the effect of selling Defaulted Bonds to meet redemption requests.

   The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

   Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the Trust is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and without the suspension of such redemption rights when faced with excessive redemptions the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

   Computation of Redemption Price per Unit. The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, while the Public Offering Price of Units during the initial offering period is determined on the basis of the offering prices of the Securities, both as of the Evaluation Time on the day any such determination is made. The bid prices of the Securities may be expected to be less than the offering prices. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts

                                     B-22
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representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" in this Part B.

   The difference between the bid and offering prices of the Securities may be expected to average 1 1/2% of face amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. On the business day prior to the date of this Prospectus, the aggregate bid side evaluation was lower than the aggregate offering side evaluation by the amount set forth in the footnotes to the "Portfolio". For this reason, among others, the price at which Units may be redeemed could be less than the price paid by the Unit holder. On the Date of Deposit the aggregate current offering price of such Securities per Unit exceeded the bid price of such Securities per Unit by the amount set forth under "Summary of Essential Financial Information".

   Purchase by the Sponsors of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units" in this Part B). Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

   The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price" in Part B). Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsors' and Underwriters' Profits" in this Part B).

Exchange Option. The Sponsors of the series of Empire State Municipal Exempt Trust, (including the series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Exchange Trusts") are offering Unit holders of the Exchange Trusts for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any series of the Exchange Trusts for a Unit of a different series of the Exchange Trusts being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Offering Price--Markets for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.

   Unit holders are urged to consult their own tax advisors as to the tax consequences of exchanging Units.

                                     B-23
369165.1

                         AUTOMATIC ACCUMULATION ACCOUNT


   The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

   The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality--that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions, when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment adviser and distributor for the Empire Builder.

   Each Unit holder may request from The Bank of New York (the "Plan Agent"), a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, return the enclosed card for a copy of the Empire Builder Prospectus. Read it carefully before you decide to participate.

                                     B-24
369165.1

                                [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT

   For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

   The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality--that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

   Each Unit holder may request from The Bank of New York (the "Plan Agent"), a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, return the enclosed card for a copy of the Bond Fund Prospectus. Read it carefully before you decide to participate.


                                     B-24
369165.1

                                    SPONSORS

   Glickenhaus and Lebenthal are the Sponsors of Empire State Municipal Exempt Trust, Series 10 and all subsequent series.

   Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business, and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

   Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 67 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor of Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp.

Limitations on Liability. The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties. See "The Trust--Portfolio" and "Sponsors--Responsibility" in Part B.

Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds in the Trust, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the Trust in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's Portfolio will tend to diminish. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption" in Part B. The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advanced refunding.

   It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default in respect to such Securities in the foreseeable future.

   Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except

                                     B-25
369165.1
as stated in this and the preceding paragraph and in the discussion under "The Trust--General Considerations" in Part B regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

   If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "Insurance on the Bonds" in Part B.

   The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in the Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unit holders.

   Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation prior to December 31, 2045, with respect to the Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds in the Trust will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds in the Trust not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee (see "Summary of Essential Financial Information").

Agent for Sponsors. The Sponsor named as Agent for Sponsors under "Summary of Essential Financial Information" has been appointed by the other Sponsors as agent for purposes of taking action under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsors act as the Sponsors.

Resignation. Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under each Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

   For financial information regarding the Sponsors see "Sponsors" in Part A.


                                     B-26
369165.1

                                     TRUSTEE

   The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the Trust.

Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Portfolio" in Part A.

Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors--Resignation" in this Part B.

Resignation. By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                    EVALUATOR

   Both during and after the initial offering period, the Evaluator shall be Muller Data Corporation ("Muller Data"), a New York corporation with main offices located at 395 Hudson Street, New York, New York 10014. Muller Data is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability. The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or Unit holders for errors in judgement. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price" in Part B.


                                     B-27
369165.1

Resignation. The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

   The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of Certificates evidencing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

   The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the date hereof, whichever is lower, at which time the Trust may be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsors and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part A; provided, however, that prior to such date, the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.


                                 LEGAL OPINIONS

   Certain legal matters will be passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsors, and Kroll & Tract, 520 Madison Avenue, New York, New York 10022, acting as counsel for the Trustee.


                                    AUDITORS

   The statement of condition of the Trust included in this Prospectus has been audited by BDO Seidman, LLP, independent certified public auditors, as stated in their report appearing herein, and has been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

                                     B-28
369165.1

   The ratings are based, in varying degrees, on the following considerations:

   I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   II.  Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): to provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

   SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.



   SP-2: Satisfactory capacity to pay principal and interest. SP-3:
Speculative capacity to pay principal and interest.

   * Moody's Investors Service rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     B-29
369165.1

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

    Con. (. . .)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "B" in its corporate rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating category.

                                     B-30
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                                     B-31
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                                     B-32
369165.1

PROSPECTUS--Part C:

Note: Part C of this Prospectus may not be distributed unless accompanied by Parts A and B.

Special Factors Affecting New York

                  The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                  New York City. The City,  with a population of  approximately
7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

                  The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

                  For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close

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substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

                  Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

                  The fourth quarter modification to the City's financial plan for the 1996 fiscal year, submitted to the Control Board on June 21, 1996 (the "1996 Modification"), projects a balanced budget in accordance with GAAP for the 1996 fiscal year, after taking into account a discretionary transfer of $243 million. The 1996 Modification assumes $119 million of savings from a proposed increase in the investment earnings assumptions for pension assets, $39 million of which, relating to the police pension fund, the City currently does not expect to be achieved. The Financial Plan for the 1997 through 2000 fiscal years, submitted to the Control Board on June 21, 1996, which relates to the City, the Board of Education ("BOE") and the City University of New York
("CUNY"), is based on the City's expense and capital budgets for the City's 1997 fiscal year, which were adopted on June 12, 1996, and includes proposed actions by the City for the 1997 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

                  Although the City has maintained balanced budgets in each of its last fifteen fiscal years, and is projected to achieve balanced operating results for the 1996 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1997 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to take

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actions to offset reduced revenues,  the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

                  Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $5.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Infrastructure Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of Infrastructure Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City as part of the City's effort to avoid conflict with the forecast level of the constitutional restrictions on the amount of debt the City is authorized to issue. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Infrastructure Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed Infrastructure Finance Authority, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                  The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. The projections for the 1997 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions for the 1997 fiscal year include (i) additional agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $385 million due to the four-year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million;
(iv) the assumed receipt of revenues relating to rent payments for the City's airports totaling $269 million, which are currently the subject of a dispute with the Port Authority; (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%, $40 million of which the City currently does not expect to be achieved.

                  The Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and projects gaps of $1.7 billion, $2.7 billion and $3.4 billion for the 1998, 1999 and 2000 fiscal years, respectively.

                  The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated

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expenditures  that may be  incurred  as a result  of the need to  maintain  the
City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

                  The projections for the 1997 through 2000 fiscal years also assume (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $171 million, $447 million, $478 million and $507 million in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions;
(iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress.

                  In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement cost of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the 1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.

                  The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.

                  The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

                  On July 10,  1995,  Standard & Poor's  revised  downward  its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

                  On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status

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of the debate on public  assistance  and Medicaid  reform;  the  enactment of a
State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch Investors Service, L.P. ("Fitch") has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications.

                  New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

                  The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

                  The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

                  The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

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                  The State  Financial Plan is based on a June 1996  projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains. DOB forecasts that national economic growth will be quite strong in the first half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 is projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 5 percent.

                  The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

                  The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties.
Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

                  The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

                  The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

                  The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in Local Government Assistance Corporation ("LGAC") bond proceeds which were used to fund various local assistance programs. This

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was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals. Revenues increased $530 million (nearly 1.7 percent) over
the  prior  fiscal  year  with  an  increase  in  personal   income  taxes  and
miscellaneous revenues offset by decreases in business and other taxes. Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services programs and State operations spending. Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

                  On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

                  Litigation.  The  court  actions  in  which  the  State  is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

                  The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997- 2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion.

Puerto Rico Bonds

                  Certain of the Bonds in the Trust may be general  obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1995, approximately 89% of Puerto Rico's exports were to the United States mainland, which was also the source of 65% of Puerto Rico's imports. In fiscal 1995, Puerto Rico experienced a $4.6 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently

                                                      C-7
368607.2
in each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($22.5 billion in 1987 prices) and personal income per capita was $7,296 ($6,074 in 1987 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1995 were $5.9 billion, of which $4.0 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans Benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1995 averaged 1,051,000, an increase of 4.0% over fiscal 1994. The unemployment rate in Puerto Rico for fiscal 1995 decreased from 16.0% to 13.8%. The Puerto Rico Planning Board's most recent gross product forecast for fiscal 1996, made in February 1995, showed an increase of 2.7%. The Planning Board's Economic Activity Index, a composite index for thirteen economic indicators, increased 2.7 % for the first seven months of fiscal 1995 compared to the same period of fiscal 1994, which period showed an increase of 1.7% over the same period of fiscal 1993. During the first four months of fiscal 1996 the Index increased 1.8% compared to the same period of fiscal 1995, which period showed an increase of 2.7% over the same period of fiscal
1994. Growth in the Puerto Rico economy in fiscal 1996 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

                                      C-8
368607.2


                                                     Triple-Tax Free Income,
                                                     Triple-A Peace Of Mind.


Introducing Empire, Gtd. The insured, triple-A,       Portfolio
triple-tax free municipal trust for New Yorkers       On Date of Deposit, November 26, 1996
who can't be too careful. Empire, Gtd. is a unit
investment trust comprised of insured municipal                                                            Maturity/
bonds exempt from all present federal, NY State       #  Issue                                   Coupon    Yld-to-Mat
and NY City income taxes. Each unit represents
partial ownership of a whole portfolio. Not only      1. NY City Muni Wtr Fin Auth               5.750%    06/15/26
is your interest income tax free if you live in          Wtr & Swr Sys Rev Bonds,                          5.544%
New York, but each and every bond is insured as to       Fiscal 1996 Series B (MBIA)
timely payment of interest and principal.
                                                         AAA/Aaa  Par Value: $2,100,000  Mkt Value: $2,134,125
Insured, AAA Ratings.                                    Callable 06/15/06 @ 101   S.F. 06/15/21 @ 100
MBIA's irrevocable and unconditional insurance
policy protects your interest and principal           2. NY City Health & Hosp Corp.             5.750%    02/15/22
payments against default. Let it be said loud and        Health System Bonds,                              5.783%
clear that insurance does not protect the price of       1993 Series A (AMBAC)
your Units, which will rise and fall with general
market conditions. There are no guarantees that          AAA/Aaa  Par Value: $1,000,000  Mkt Value: $999,500
MBIA can make good on its commitments. But their         Callable 02/15/03 @ 102   S.F. 02/15/21 @ 100
claims paying abilities are why Empire, Gtd. has
an AAA rating.                                        3. NY State Med Care Fac'l Fin Agcy        5.625%    08/15/18
                                                         St. Lukes-Roosevelt Hospital Ctr                  5.628%
You Earned It.  You Keep It.  It's Tax Free.             FHA Ins'd Mtg Rev Bonds, 1993 Series A (MBIA)
As a rule, the more you earn, the more income tax
you must pay. And if you live in New York, you           AAA/Aaa  Par Value: $2,270,000  Mkt Value: $2,268,865
must turn over even more to the state tax                Callable 08/15/03 @ 102   Ant. 02/15/11 @ 100
collector. But tax free income is 100% yours to
spend, enjoy or reinvest. Empire, Gtd.'s interest     4. NY State Urban Development Corp.         5.500%   01/01/25
income is yours to take monthly, semi-annually or        Correctional Capital Fac'l Rev Bonds              5.606%
reinvest into a tax-free bond fund.                      Series 5 (MBIA)

Buy-and-Hold Advantages.                                 AAA/Aaa  Par Value: $2,000,000  Mkt Value: $1,970,000
Trading, timing and swapping don't necessarily           Callable 01/01/05 @ 102   S.F. 01/01/21 @ 100
increase your income, but they're sure to increase
your fees. Empire, Gtd.'s portfolio is fixed, so      5. NY State Housing Finance Agency         5.375%    03/15/23
that your income is fixed until bonds are called         Service Contract Obligation Rev Bonds             5.990%
or mature, and your expenses are kept low. The           1993 Series D
savings get passed on to you as higher income. But
if you need to sell your units before maturity,          Baa1/Aaa  Par Value: $2,180,000  Mkt Value: $2,003,420
Empire will buy them back on any business day at         Callable 09/15/03 @ 102   S.F. 03/15/19 @ 100
the market bid price, which may be more or less
than your purchase price depending on market          6. Muni Asst Corp. for the City of Troy    0.000%    07/15/20
conditions.                                              General Resolution Bonds (MBIA)                   5.492%

More complete information, including all charges         AAA/Aaa  Par Value: $450,000  Mkt Value: $125,100
and expenses, is available in Empire, Gtd.'s free        Non-Callable   No Sinking Fund
prospectus. Please read it carefully before
investing or sending money.

                                                         Total Par Value: $10,000,000  Total Market Value: $9,501,010


                                                         For more complete information concerning the Trust's portfolio, see "Portfolio" in Part A of the prospectus.






                                                               Sponsor              Sponsor             Trustee
                                                          Glickenhaus & Co.     Lebenthal & Co.    The Bank of New York
                                                         6 East 43rd Street      120 Broadway      101 Barclay Street
                                                         New York, NY 10017   New York, NY 10271   New York, NY 10286

Summary of Essential Information
    As of November 25, 1996                                                 Tax-Free

THE TRUST                                                                   Income
Offering Price                               $999.05*                                       Empire State Municipal
Accrued Interest                             $0                             Mailed          Exempt Trust,
Est. Maturity Value                          $1,000                                         Guaranteed Series
Average Pricing Life                         22.07 years                    Every
Weighted Average Maturity                    26.06 years                                    Series 132
Number of Issues/Issuers                      6/6                          January
Unit Rating                                  AAA                                            November 26, 1996
*Includes sales charge of 4.90% (based on sales of fewer than 250           February        10,000 Units
units).
                                                                            March           Estimated Current Return*
DISTRIBUTIONS**               Monthly        Semi-Annual                                    5.05%
Current Returns               5.00%          5.05%                          April
Est. Long-Term Returns        5.07%          5.12%                                          Estimated Long Term Return**
Initial Payout Dates          1/1/97         6/1/97                         May             5.12%
Initial Payouts               $1.80          $22.86
Regular Record Dates          15th Day       5/15, 11/15                    June            Taxable Equivalent Yield***
Regular Payout Dates          1st Day        6/1, 12/1                                      9.45%
Regular Payouts               $4.16          $25.24                         July
Annual Income                 $49.99         $50.49                                         The Insured
Cusips                        292096-740     292096-757                     August          Triple-A
**Distribution data can vary with changes in the portfolio.                                 Triple-Tax Free
                                                                            September       Municipal Trust
VOLUME DISCOUNTS**                                                                          For New Yorkers
During the initial public offering period, the following volume             October         who can't be too careful.
discounts from the public offering price are available:
                                                                            November        *Estimated current return represents net
                      Dollar Amount      Estimated     Estimated                            annual interest income for semi-annual
                      of Sales Charge    Current       Long-Term            December        payout after expenses divided by the
Aggregate Number      Reduction          Return        Return                               public offering price on the date of
of Units Purchased    Per Unit           Semi-Annual   Semi-Annual                          deposit had units then been available.
250 - 499 Units       $2.50              5.07%         5.14%                                The return varies with changes in
500 - 999 Units       $7.50              5.09%         5.18%                                interest income, public offering price,
1,000 - 1,999 Units   $15.00             5.13%         5.23%                                frequency of payout and amount invested.
2,000 or more Units   $20.00             5.16%         5.27%
                                                                                            **Estimated long term return represents
                                                                                            an average of the yields to maturity (or
Comparison of Tax-Free vs Taxable Yields                                                    call) of the bonds in the trust
Federal, NYS and NYC Income Taxes                                                           portfolio, adjusted to reflect expenses
                                                                                            and sales charges. In contrast to the
If your taxable income is approximately(1):                                                 estimated current return, estimated
                                                                                            long-term return reflects the
Joint(2)  $22,001   $40,101   $96,901    $147,701    $263,751                               amortization of premium or accretion of
Return    $40,100   $96,900   $147,700   $263,750    and more                               discount, if any, on the bonds in the
                                                                                            trust. Unit value will fluctuate with
Single    $11,001   $24,001   $58,151    $121,301    $263,751                               changes in market conditions.
Return    $24,000   $58,150   $121,300   $263,750    and more
                                                                                            *** The taxable equivalent yield
Then your maximum 1996 combined income taxes are(3):                                        represents the current yield a New York
                                                                                            resident in the maximum combined tax
          24.79%    36.30%    38.99%     43.41%      46.60%                                 bracket of 46.60% would have to realize
                                                                                            on the income from a taxable investment
and the tax-free yields are equal to these taxable yields (4).                              to equal the after-tax income from a
                                                                                            triple-tax free investment.
Tax-Free
Yields                 Taxable Yields                                       See Reinvestment Offer After Page A-12 Of The Prospectus

4.00%     5.3%    6.3%    6.6%    7.1%    7.5%
4.50%     6.0%    7.1%    7.4%    8.0%    8.4%
5.00%     6.7%    7.9%    8.2%    8.8%    9.4%
5.50%     7.3%    8.6%    9.0%    9.7%    10.3%
6.00%     8.0%    9.4%    9.8%   10.6%    11.2%

1. Income brackets have been rounded for illustration and rates may vary.
2. After exemptions and deductions other than state and local deductions.
3. Both tables use the highest Federal, state and local applicable rates.
4. Yields have been rounded off to facilitate illustration.
